Summary Prospectus Supplement	February 14, 2019

Putnam Research Fund
Summary Prospectus dated November 30, 2018

Effective February 28, 2019, the section Your fund’s management is replaced in its entirety with the following:

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Kathryn Lakin, Director of Equity Research, portfolio manager of the fund since 2014

Jacquelyne Cavanaugh, Portfolio Manager, Analyst, portfolio manager of the fund since 2014

Andrew O’Brien, Portfolio Manager, Analyst, portfolio manager of the fund since 2018

William Rives, Portfolio Manager, Analyst, portfolio manager of the fund since 2019

Walter Scully, Portfolio Manager, Analyst, portfolio manager of the fund since 2010

Sub-advisors

Putnam Investments Limited*

The Putnam Advisory Company, LLC*

* Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

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